CONNER & WINTERS
ATTORNEYS & COUNSELORS AT LAW

Conner & Winters, P.C.
1700 One Leadership Square
211 North Robinson
Oklahoma City, Oklahoma 73102-7101
405-272-5711
Fax 405-232-2695
www.cwlaw.com
___________

Writer's Direct Number
405-272-5750
Writer's Fax Number
405-232-2695
Writer's E-Mail Address
isteinhorn@cwlaw.com

November 26, 2002

Perma-Fix Environmental Services, Inc.
1940 Northwest 67th Place
Gainesville, Florida 32653

           Re:      Perma-Fix Environmental Services, Inc.; Amendment No. 3 to Form S-3
                      Registration Statement, File No. 333-70676; Registering 17,931,966
                      Shares of Common Stock; Our File No. 7034.49

Ladies and Gentlemen:

           We have acted as special counsel to Perma-Fix Environmental Services, Inc. (the "Company") in connection with the preparation of Amendment No. 3 to the Form S-3 Registration Statement (the "Registration Statement") to be filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"). The Registration Statement includes 17,931,966 shares of the Company's common stock, par value $.001 per share (the "Common Stock"), to be reoffered or resold from time to time by certain Selling Stockholders (as defined in the Registration Statement).

             The 17,931,966 shares of Common Stock included in the Registration Statement consist of the following:

           (a)     4,352,893 shares (the "Unit Warrant Shares") that are issuable by the Company upon the exercise of the following warrants (collectively, the "Unit Warrants"), each having an exercise price of $1.75 per share, issued to certain subscribers under the
                    Company's private placement described under the Confidential Private Placement
                    Memorandum, dated April 6, 2001, as amended (the "Private Placement"):

                    *     143,000 shares issuable to David Avital under a warrant, dated July 30, 2001;

Perma-Fix Environmental Services, Inc.
November 26, 2002

                    *      798,332 shares of the 842,995 shares issuable under a warrant, dated
                            July 30, 2001, to Capital Bank as agent for the individuals and entities identified under Capital Bank's name in the Selling Stockholders table included in the Registration Statement;

                    *     85,715 shares issuable to the CICI 1999 Qualified Annuity Trust under a warrant, dated July 30, 2001;

                    *     85,715 shares issuable to Gerald D. Cramer under a warrant, dated July 30,
                           2001;

                    *     200,000 shares issuable to the CRM 1999 Fund 3 under a warrant, dated
                           July 30, 2001;

                    *     57,143 shares issuable to Craig S. Eckenthal under a warrant, dated July 30,
                           2001;

                    *     250,000 shares issuable to the Danny Ellis Living Trust under a warrant, dated
                           July 30, 2001;

                    *     571,428 shares issuable to Europa International, Inc. under a warrant, dated
                           July 30, 2001;

                    *     28,571 shares issuable to Harvey Gelfenbein under a warrant, dated July 30,
                           2001;

                    *     285,715 shares issuable to A. C. Israel Enterprises under a warrant, dated
                           July 30, 2001;

                    *     40,000 shares issuable to Kuekenhof Partners, L.P. under a warrant, dated
                           July 30, 2001;

                    *     60,000 shares issuable to Kuekenhof Equity Fund, L.P. under a warrant, dated July 30, 2001;

                    *     571,429 shares issuable to Jack Lahav under a warrant, dated July 30, 2001;

Perma-Fix Environmental Services, Inc.
November 26, 2002

                    *     28,571 shares issuable to Joseph LaMotta under a warrant, dated July 30,
                           2001;

                    *     28,571 shares issuable to Jay B. Langner under a warrant, dated July 30,
                           2001;

                    *     42,857 shares issuable to The F. M. Grandchildren Trust under a warrant, dated July 30, 2001;

                    *     228,571 shares issuable to Mathers Associates under a warrant, dated
                           July 30, 2001;

                    *     115,000 shares issuable to Peter Melhado under a warrant, dated July 30,
                           2001;

                    *     42,857 shares issuable to Pamela Equities Corp. under a warrant, dated
                           July 30, 2001;

                    *     143,000 shares issuable to Josef Paradis;

                    *     57,143 shares issuable to Readington Associates under a warrant, dated July 30,
                           2001;

                    *     225,000 shares issuable to Dr. Ralph Richart under a warrant, dated July 30,
                           2001;

                    *     28,571 shares issuable to Edward J. Rosenthal Profit Sharing Plan under a warrant, dated July 30, 2001;

                    *     85,714 shares issuable to Yariv Sapir IRA under a warrant, dated July 30,
                           2001; and

                    *     150,000 shares issuable to Bruce Wrobel under a warrant, dated July 30,
                           2001;

          (b)     1,281,731 shares (the "Note Warrant Shares") that are issuable upon the exercise of the following warrants (collectively, the "Note Warrants") issued in connection with the sale by the Company of its 13.50% Senior Subordinated Notes, due
                    July 31, 2006 pursuant to the Note and Warrant Purchase Agreement, dated
                    July 31, 2001:

Perma-Fix Environmental Services, Inc.
November 26, 2002

                  *     712,073 shares issuable at an exercise price of $1.4572 to Associated Mezzanine
                          Investors-PESI (I), L.P. upon the exercise of a warrant, dated July 31, 2001; and

                   *     569,658 shares issuable at an exercise price of $1.4572 to Bridge East Capital,
                          L.P. upon the exercise of a warrant, dated July 31, 2001;

          (c)     817,142 shares (the "BHC Shares") that are issuable to BHC Interim Funding, L.P.
                   at an exercise price of $1.4578 per share upon the exercise of a warrant, dated
                   January 31, 2001 (the "BHC Warrant");

          (d)     625,000 shares (the "Capital Exchange Warrant Shares") that are issuable to Herbert
                    Strauss at an exercise price of $1.75 per share upon the exercise of a warrant, dated
                    July 9, 2001 (the "Capital Exchange Warrant");

          (e)     1,741,926 shares (the "Exchange Warrant Shares") of the 1,839,405 shares that are issuable to Capital Bank, as agent, at an exercise price of $1.75 per share upon the exercise of a warrant, dated July 9, 2001 (the "Exchange Warrant");

          (f)      610,000 shares (the "National Shares") that are issuable upon exercise of the following warrants held by National Securities Corporation ("National") or the assignees of
                    National (collectively, the "National Warrants"):

                    *     3,000 shares issuable at an exercise price of $1.50 per share to National upon the exercise of a Common Stock Purchase Warrant, dated June 1, 2001;

                    *     20,000 shares issuable at an exercise price of $1.75 per share to National upon the exercise of a Common Stock Purchase Warrant, dated June 1, 2001;

                    *     113,000 shares issuable at an exercise price of $1.75 per share to Princeton
                           Avenue Capital Partners, LLC upon the exercise of a Common Stock Purchase
                           Warrant Certificate, dated July 30, 2002, as a result of an assignment by
                           National of a portion of the original National Warrants;

Perma-Fix Environmental Services, Inc.
November 26, 2002

                    *     72,000 shares issuable at an exercise price of $1.50 per share to Princeton Avenue
                           Capital Partners, LLC upon the exercise of a Common Stock Purchase Warrant
                           Certificate, dated July 30, 2002, as a result of an assignment by National of a portion of the original National Warrants;

                    *     114,000 shares issuable at an exercise price of $1.75 per share to Catalyst Venture
                           Capital, LLC upon the exercise of a Common Stock Purchase Warrant Certificate, dated July 30, 2002, as a result of an assignment by National of a portion of the original National Warrants;

                    *     71,000 shares issuable at an exercise price of $1.50 per share to Catalyst Venture
                           Capital, LLC upon the exercise of a Common Stock Purchase Warrant Certificate, dated July 30, 2002, as a result of an assignment by National of a portion of the original National Warrants;

                   *     113,000 shares issuable at an exercise price of $1.75 per share to Michael Bergin upon the exercise of a Common Stock Purchase Warrant Certificate, dated
                           July 30, 2002, as a result of an assignment by National of a portion of the original
                           National Warrants;

                   *     71,500 shares issuable at an exercise price of $1.50 per share to Michael Bergin upon the exercise of a Common Stock Purchase Warrant Certificate, dated
                          July 30, 2002, as a result of an assignment by National of a portion of the original
                          National Warrants;

                   *     10,000 shares issuable at an exercise price of $1.50 per share to Carl Leschinski upon the exercise of a Common Stock Purchase Warrant Certificate, dated
                          July 30, 2002, as a result of an assignment by National of a portion of the original
                          National Warrants;

                   *     7,000 shares issuable at an exercise price of $1.50 per share to Charlie Giaimo upon the exercise of a Common Stock Purchase Warrant Certificate, dated
                          July 30, 2002, as a result of an assignment by National of a portion of the original
                          National Warrants;

                   *     1,500 shares issuable at an exercise price of $1.50 per share to Scott Wheeler upon the exercise a Common Stock Purchase Warrant Certificate, dated
                           July 30, 2002, as a result of an assignment by National of a portion of the original National Warrants;

Perma-Fix Environmental Services, Inc.
November 26, 2002

                    *     13,000 shares issuable at an exercise price of $1.50 per share to Rocco
                           LaVista upon the exercise of a Common Stock Purchase Warrant Certificate, dated July 30, 2002, as a result of an assignment by National of a portion of the original National Warrants; and

                    *     1,000 shares issuable at an exercise price of $1.50 per share to Michael
                           DiDonna upon the exercise of a Common Stock Purchase Warrant Certificate, dated July 30, 2002, as a result of an assignment by National of a portion of the original National Warrants;

          (g)     806,908 shares (the "Strategic Shares") that are issuable to Strategic Growth
                   International, Inc. upon exercise of the following warrants (collectively, the "Strategic
                   Warrants"):

                    *     240,000 shares issuable at an exercise price of $1.40 per share under a Common
                           Stock Purchase Warrant, dated April 1, 1999;

                    *     240,000 shares issuable at an exercise price of $1.20 per share under a Common
                           Stock Purchase Warrant, dated April 1, 1999;

                    *     213,888 shares issuable at an exercise price of $1.44 per share under a Common
                           Stock Purchase Warrant, dated December 22, 2000;

                    *     34,028 shares issuable at an exercise price of $1.44 per share under a Common
                           Stock Purchase Warrant, dated February 1, 2001;

                    *     24,305 shares issuable at an exercise price of $1.44 per share under a Common
                           Stock Purchase Warrant, dated March 9, 2001; and

                    *     54,687 shares issuable at an exercise price of $1.44 per share under a Common
                           Stock Purchase Warrant, dated July 31, 2001;

          (h)     892,275 shares (the "Ryan Beck Shares") which are issuable upon exercise of the following warrants (collectively, the "Ryan Beck Warrants"):

                    *     33,750 shares issuable at an exercise price of $1.44 per share to Ryan, Beck & Co.
                           ("Ryan Beck") under a Warrant Agreement, dated January 25, 2000;

Perma-Fix Environmental Services, Inc.
November 26, 2002

                    *     20,625 shares issuable at an exercise price of $1.44 per share to Michael Kollender under a Warrant Agreement, dated January 25, 2000, as a result of an assignment by Ryan Beck;

                    *     20,625 shares issuable at an exercise price of $1.44 per share to Randy Rock under a Warrant Agreement, dated January 25, 2000, as a result of an assignment by Ryan Beck;

                   *     213,889 shares issuable at an exercise price of $1.44 per share to Ryan Beck under Warrants, dated December 22, 2000;

                    *     26,737 shares issuable at an exercise price of $1.44 per share to Ryan Beck under
                           Warrants, dated December 22, 2000;

                    *     147,048 shares issuable at an exercise price of $1.44 per share to Michael
                           Kollender under Warrants, dated December 22, 2000, as a result of an assignment by Ryan Beck;

                    *     147,048 shares issuable at an exercise price of $1.44 per share to Randy Rock under Warrants, dated December 22, 2000, as a result of an assignment by
                            Ryan Beck;

                     *     34,028 shares issuable at an exercise price of $1.44 per share to Ryan Beck under a Warrant Agreement, dated January 31, 2001;

                     *     4,253 shares issuable at an exercise price of $1.44 per share to Ryan Beck under a Warrant Agreement, dated January 31, 2001;

                     *     23,394 shares issuable at an exercise price of $1.44 per share to Michael
                            Kollender under a Warrant Agreement, dated January 31, 2001, as a result of an assignment by Ryan Beck;

                     *      23,394 shares issuable at an exercise price of $1.44 per share to Randy Rock under a Warrant Agreement, dated January 31, 2001, as a result of an assignment by Ryan Beck;

                     *     24,306 shares issuable at an exercise price of $1.44 per share to Ryan Beck under a Warrant Agreement, dated March 9, 2001;

Perma-Fix Environmental Services, Inc.
November 26, 2002

                     *     3,038 shares issuable at an exercise price of $1.44 per share to Ryan Beck under a Warrant Agreement, dated March 9, 2001;

                     *     16,710 shares issuable at an exercise price of $1.44 per share to Michael
                             Kollender under a Warrant Agreement, dated March 9, 2001, as a result of an assignment by Ryan Beck;

                    *     16,710 shares issuable at an exercise price of $1.44 per share to Randy Rock under a Warrant Agreement, dated March 9, 2001, as a result of an assignment by Ryan Beck;

                      *     6,836 shares issuable at an exercise price of $1.44 per share to Ryan Beck under a Warrant Agreement, dated July 31, 2001;

                      *     54,688 shares issuable at an exercise price of $1.44 per share to Ryan Beck under a Warrant Agreement, dated July 31, 2001;

                      *     37,598 shares issuable at an exercise price of $1.44 per share to Michael
                             Kollender under a Warrant Agreement, dated July 31, 2001, as a result of an assignment by Ryan Beck; and

                      *     37,598 shares issuable at an exercise price of $1.44 per share to Randy Rock under a Warrant Agreement, dated July 31, 2001, as a result of an assignment by Ryan Beck;

          (i)      892,275 shares (the "Larkspur Shares") which are issuable upon exercise of the following warrants (collectively, the "Larkspur Warrants"):

                   *     20,000 shares issuable at an exercise price of $1.44 per share to Robert Goodwin under a Warrant Agreement, dated January 25, 2000, as a result of an assignment from Larkspur Capital Corporation ("Larkspur");

                   *     23,000 shares issuable at an exercise price of $1.44 per share to Robert C.
                          Mayer, Jr. under a Warrant Agreement, dated January 25, 2000, as a result of an assignment from Larkspur;

Perma-Fix Environmental Services, Inc.
November 26, 2002

                   *     23,000 shares issuable at an exercise price of $1.44 per share to Paul Cronson under a Warrant Agreement, dated January 25, 2000, as a result of an assignment from Larkspur;

                   *     6,000 shares issuable at an exercise price of $1.44 per share to Meera
                          Murdeshwar under a Warrant Agreement, dated January 25, 2000, as a result of an assignment from Larkspur;

                   *     1,500 shares issuable at an exercise price of $1.44 per share to the Kelsey Ann
                          Goodwin Trust under a Warrant Agreement, dated January 25, 2000, as a result of an assignment from Larkspur;

                   *     1,500 shares issuable at an exercise price of $1.44 per share to the Christopher
                          Todd Goodwin Trust under a Warrant Agreement, dated January 25, 2000, as a result of an assignment from Larkspur;

                   *     166,907 shares issuable at an exercise price of $1.44 per share to Robert
                          Goodwin under a Warrant Agreement, dated December 22, 2000, as a result of an assignment from Larkspur;

                   *     169,908 shares issuable at an exercise price of $1.44 per share to Robert C.
                          Mayer, Jr. under a Warrant Agreement, dated December 22, 2000, as a result of an assignment from Larkspur;

                   *     169,907 shares issuable at an exercise price of $1.44 per share to Paul Cronson under a Warrant Agreement, dated December 22, 2000, as a result of an assignment from Larkspur;

                   *     25,000 shares issuable at an exercise price of $1.44 per share to Meera
                          Murdeshwar under a Warrant Agreement, dated December 22, 2000, as a result of an assignment from Larkspur;

                   *     1,500 shares issuable at an exercise price of $1.44 per share to the Kelsey Ann
                          Goodwin Trust under a Warrant Agreement, dated December 22, 2000, as a result of an assignment from Larkspur;

                   *     1,500 shares issuable at an exercise price of $1.44 per share to the Christopher
                          Todd Goodwin Trust under a Warrant Agreement, dated December 22, 2000, as a result of an assignment from Larkspur;

Perma-Fix Environmental Services, Inc.
November 26, 2002

                   *     26,690 shares issuable at an exercise price of $1.44 per share to Robert Goodwin under a Warrant Agreement, dated January 31, 2001, as a result of an assignment from Larkspur;

                  *     26,689 shares issuable at an exercise price of $1.44 per share to Robert C.
                         Mayer, Jr. under a Warrant Agreement, dated January 31, 2001, as a result of an assignment from Larkspur;

                  *     26,690 shares issuable at an exercise price of $1.44 per share to Paul Cronson under a Warrant Agreement, dated January 31, 2001, as a result of an assignment from Larkspur;

                  *     5,000 shares issuable at an exercise price of $1.44 per share to Meera
                         Murdeshwar under a Warrant Agreement, dated January 31, 2001, as a result of an assignment from Larkspur;

                 *     19,255 shares issuable at an exercise price of $1.44 per share to Robert Goodwin under a Warrant Agreement, dated March 9, 2001, as a result of an assignment from Larkspur;

                 *     19,255 shares issuable at an exercise price of $1.44 per share to Robert C.
                         Mayer, Jr. under a Warrant Agreement, dated March 9, 2001, as a result of an assignment from Larkspur;

                 *     19,254 shares issuable at an exercise price of $1.44 per share to Paul Cronson under a Warrant Agreement, dated March 9, 2001, as a result of an assignment from Larkspur;

                 *     3,000 shares issuable at an exercise price of $1.44 per share to Meera Murdeshwar under a Warrant Agreement, dated March 9, 2001, as a result of an assignment from Larkspur;

                 *     43,294 shares issuable at an exercise price of $1.44 per share to Robert Goodwin under a Warrant Agreement, dated July 31, 2001, as a result of an assignment from Larkspur;

Perma-Fix Environmental Services, Inc.
November 26, 2002

                 *     43,294 shares issuable at an exercise price of $1.44 per share to Robert C.
                        Mayer, Jr. under a Warrant Agreement, dated July 31, 2001, as a result of an assignment from Larkspur;

                 *     43,295 shares issuable at an exercise price of $1.44 per share to Paul Cronson under a Warrant Agreement, dated July 31, 2001, as a result of an assignment from Larkspur; and

                 *     6,837 shares issuable at an exercise price of $1.44 per share to Meera Murdeshwar under a Warrant Agreement, dated July 31, 2001, as a result of an assignment from Larkspur;

          (j)     108,000 shares (the "Placement Agent Shares") which are issuable upon exercise of the following warrants (collectively, the "Placement Agent Warrants"):

                  *     1,600 shares issuable at an exercise price of $1.75 per share to Ryan Beck under a
                         Common Stock Purchase Warrant, dated July 30, 2001;

                  *     200 shares issuable at an exercise price of $1.75 per share to Ryan Beck under a
                         Common Stock Purchase Warrant, dated July 30, 2001;

                  *     1,000 shares issuable at an exercise price of $1.75 per share to Ryan Beck under a
                         Common Stock Purchase Warrant, dated July 30, 2001;

                  *     8,000 shares issuable at an exercise price of $1.75 per share to Ryan Beck under a
                         Common Stock Purchase Warrant, dated July 30, 2001;

                  *     5,500 shares issuable to Randy Rock at an exercise price of $1.75 to Ryan Beck under a Stock Purchase Warrant, dated June 26, 2002, as a result of an assignment of a portion of the Placement Agent Warrant from Ryan Beck;

                  *     1,100 shares issuable to Randy Rock at an exercise price of $1.75 per share to
                          Ryan Beck under a Stock Purchase Warrant, dated June 26, 2002, as a result of an assignment of a portion of the Placement Agent Warrant from Ryan Beck;

                  *     5,500 shares issuable to Michael Kollender at an exercise price of $1.75 per share to Ryan Beck under a Stock Purchase Warrant, dated June 26, 2002, as a result of an assignment of a portion of the Placement Agent Warrant from Ryan Beck;

Perma-Fix Environmental Services, Inc.
November 26, 2002

                  *     1,100 shares issuable to Michael Kollender at an exercise price of $1.75 per share to Ryan Beck under a Stock Purchase Warrant, dated June 26, 2002, as a result of an assignment of a portion of the Placement Agent Warrant from Ryan Beck;

                   *     1,267 shares issuable at an exercise price of $1.75 per share to Larkspur Capital
                          Corporation under a Common Stock Purchase Warrant, dated July 30, 2001;

                   *     6,333 shares issuable to Robert C. Mayer, Jr. at an exercise price of $1.75 per share to Larkspur under a Stock Purchase Warrant, dated July 17, 2002, as a result of an assignment of a portion of the Placement Agent Warrant from Larkspur;

                   *     1,266 shares issuable to Paul Cronson at an exercise price of $1.75 per share to
                          Larkspur under a Stock Purchase Warrant, dated July 17, 2002, as a result of an assignment of a portion of the Placement Agent Warrant from Larkspur;

                   *     6,333 shares issuable to Paul Cronson at an exercise price of $1.75 per share to
                          Larkspur under a Stock Purchase Warrant, dated July 17, 2002, as a result of an assignment of a portion of the Placement Agent Warrant from Larkspur;

                   *     200 shares issuable to Meera Murdeshwar at an exercise price of $1.75 per share to Larkspur under a Stock Purchase Warrant, dated July 17, 2002, as a result of an assignment of a portion of the Placement Agent Warrant from
                          Larkspur;

                   *     1,000 shares issuable to Meera Murdeshwar at an exercise price of $1.75 per share to Larkspur under a Stock Purchase Warrant, dated July 17, 2002, as a result of an assignment of a portion of the Placement Agent Warrant from
                          Larkspur;

                   *    6,334 shares issuable to Robert L. Goodwin at an exercise price of $1.75 per share to Larkspur under a Stock Purchase Warrant, dated July 17, 2002, as a result of an assignment of a portion of the Placement Agent Warrant from
                         Larkspur;

Perma-Fix Environmental Services, Inc.
November 26, 2002

                  *     40,000 shares issuable at an exercise price of $1.75 per share to National under a Common Stock Purchase Warrant, dated July 30, 2001; and

                   *    20,000 shares issuable to Associated Mezzanine Investors, L.P. under a
                         Common Stock Purchase Warrant, dated July 30, 2002, as a result of an assignment of a portion of the Placement Agent Warrants from each of Ryan
                         Beck and Larkspur.

          (k)     1,793,178 shares (the "Exchange Shares") of the 1,893,505 shares issued to
                    Capital Bank, as agent, pursuant to the terms of the Debt-For-Stock Exchange
                    Agreement, dated July 9, 2001 (the "Exchange Agreement") as partial consideration of the transactions contemplated under the Exchange Agreement;

          (l)      4,010,638 shares (the "Unit Shares") issued to the following subscribers under the
                   Company's Private Placement:

                   *     143,000 shares issued to David Avital;

                   *     798,322 shares issued to Capital Bank, as agent for the individuals and entities identified under Capital Bank's name in the Selling Stockholders table included in the Registration Statement;

                   *     85,715 shares issued to the CICI 1999 Qualified Annuity Trust;

                   *     85,715 shares issued to Gerald D. Cramer;

                   *     200,000 shares issued to the CRM 1999 Fund 3;

                   *     57,143 shares issued to Craig S. Eckenthal;

                   *     250,000 shares issued to the Danny Ellis Living Trust;

                   *     229,173 of the 571,428 shares issued to Europa International, Inc.;

                   *     28,571 shares issued to Harvey Gelfenbein;

Perma-Fix Environmental Services, Inc.
November 26, 2002

                   *     285,715 shares issued to A. C. Israel Enterprises;

                   *     40,000 shares issued to Kuekenhof Partners, L.P.;

                   *     60,000 shares issued to Kuekenhof Equity Fund, L.P.;

                   *     571,429 shares issued to Jack Lahav;

                   *     28,571 shares issued to Joseph LaMotta;

                   *     28,571 shares issued to Jay B. Langner;

                   *     42,857 shares issued to The F. M. Grandchildren Trust;

                   *     228,571 shares issued to Mathers Associates;

                   *     115,000 shares issued to Peter Melhado;

                   *     42,857 shares issued to Pamela Equities Corp.;

                   *     143,000 shares issued to Josef Paradis under a warrant, dated July 30, 2001;

                   *     57,143 shares issued to Readington Associates;

                   *     25,000 shares issued to Dr. Ralph Richart;

                   *     28,571 shares issued to Edward J. Rosenthal Profit Sharing Plan;

                   *     85,714 shares issued to Yariv Sapir IRA; and

                   *     150,000 shares issued to Bruce Wrobel.

          We have examined such corporate records, certificates of officers, other documents and questions of law, as we have considered necessary or appropriate for the purposes of this opinion.

          On the basis of such examination, we are of the opinion that:

Perma-Fix Environmental Services, Inc.
November 26, 2002

          (a)     the 4,352,893 Unit Warrant Shares issuable pursuant to the terms of the Unit Warrants will constitute, when so issued, validly issued, fully paid, and nonassessable shares of
                   Common Stock;

          (b)     the 1,281,731 Note Warrant Shares issuable pursuant to the terms of the Note Warrants will constitute, when so issued, validly issued, fully paid, and nonassessable shares of
                   Common Stock;

          (c)     the 817,142 BHC Shares issuable pursuant to the terms of the BHC Warrant will constitute, when so issued, validly issued, fully paid, and nonassessable shares of
                   Common Stock;

          (d)     the 625,000 Capital Exchange Warrant Shares issuable pursuant to the terms of the
                   Capital Exchange Warrants will constitute, when so issued, validly issued, fully paid, and nonassessable shares of Common Stock;

          (e)     the 1,741,926 Exchange Warrant Shares issuable pursuant to the terms of the
                   Exchange Warrant will constitute, when so issued, validly issued, fully paid, and nonassessable shares of Common Stock;

           (f)      the 610,000 National Shares issuable pursuant to the terms of the National Warrants will constitute, when so issued, validly issued, fully paid, and nonassessable shares of
                     Common Stock;

           (g)     the 806,908 Strategic Shares issuable pursuant to the terms of the Strategic Warrants will constitute, when so issued, validly issued, fully paid, and nonassessable shares of
                    Common Stock;

           (h)     the 892,275 Ryan Beck Shares issuable pursuant to the terms of the Ryan Beck
                    Warrants will constitute, when so issued, validly issued, fully paid, and nonassessable shares of Common Stock;

          (i)     the 892,275 Larkspur Shares issuable pursuant to the terms of the Larkspur Warrants will constitute, when so issued, validly issued, fully paid, and nonassessable shares of
                   Common Stock;

          (j)     the 108,000 Placement Agent Shares issuable pursuant to the terms of the Placement
                  Agent Warrants will constitute, when so issued, validly issued, fully paid, and nonassessable shares of Common Stock;

Perma-Fix Environmental Services, Inc.
November 26, 2002

          (k)     the 1,793,178 Exchange Shares previously issued pursuant to the terms of the Exchange
                  Agreement constitute validly issued, fully paid, and nonassessable shares of Common
                  Stock; and

          (l)     the 4,010,638 Unit Shares previously issued pursuant to the terms of the Private
                  Placement constitute validly issued, fully paid, and nonassessable shares of Common
                  Stock.

          We consent to the reference to our firm under the heading "Legal Opinion" and to the filing of this opinion as Exhibit 5.1 to said Registration Statement.

                                                                                     Very truly yours,

                                                                                     CONNER & WINTERS, P.C.

                                                                                    /s/ Conner & Winters, P.C.